THIS ASSIGNMENT OF THE SERVICING AGREEMENT dated as of September 3, 1997.

BY AND BETWEEN:                         NB FINANCE, LTD., a corporation duly
                                        incorporated under the laws of Bermuda;

                                        (hereinafter called the "Assignor");

                                                       PARTY OF THE FIRST PART;

AND: NB CAPITAL CORPORATION, a corporation duly incorporated under the laws of Maryland;

                                            (hereinafter called the "Assignee");

                                                       PARTY OF THE SECOND PART.

AND: NATIONAL BANK OF CANADA, a Chartered Bank duly incorporated under the laws of Canada;

                                        (hereinafter called the "Bank")


WHEREAS the Assignor and the Bank have entered into concurrently herewith a servicing agreement pursuant to which the Bank agrees to service and administer the Mortgage Loans (as this expression is defined in the said servicing agreement) on behalf of the Assignor under the terms and conditions set forth therein (the "Servicing Agreement");

WHEREAS the Assignor has agreed to assign all its right, title and interest in the Servicing Agreement to the Assignee and the Bank has agreed to such assignment.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       ASSIGNMENT

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby assigns and transfers to the Assignee, hereto accepting, and subrogates the Assignee in all of the Assignor's rights, title and interest in and to the Servicing Agreement (the "Assignment") and the Bank hereby acknowledges and accepts the Assignment.

2.       ASSUMPTION

         The Assignee hereby assumes to the complete and entire exoneration of the Assignor all obligations of the Assignor accruing as and from the date hereof under the terms of or in connection with the Servicing Agreement (the "Assumption") and the Bank hereby acknowledges and accepts the Assumption.

3.       APPLICABLE LAW

         This Agreement shall be governed by and construed in accordance with the laws of Bermuda and the obligations, rights and remedies hereunder shall be determined in accordance with the substantive laws of Bermuda.

         Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the non exclusive jurisdiction of any court of Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall effect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the courts of Bermuda. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defence of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Assignee and the Bank hereby irrevocably appoint Conyers, Dill and Pearman, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("Assignee's Process Agent"), as its agent to receive, on behalf of the Assignee and the Bank, service of copies of the summons and complaint and in any other process that may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, in care of the Assignee's Process Agent at the Assignee's Process Agent's above address. The Assignee and the Bank hereby irrevocably authorizes and directs its agent to accept such service on its behalf. The parties hereto hereby agree that the final judgment in any such action or proceeding shall be conclusive and may be in force in any other jurisdiction by suit on the judgment or in any other manner provided by law.

         EXECUTED by the parties hereto, as of the date first hereinabove mentioned.

                                      NB FINANCE, LTD.


                                      per:
                                          -------------------------


                                      NB CAPITAL CORPORATION


                                      per:
                                          -------------------------


                                      NATIONAL BANK OF CANADA


                                      per:
                                          -------------------------